UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2017

BUFFALO WILD WINGS, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-24743	31-1455915
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Wayzata Boulevard, Suite 1600 Minneapolis, Minnesota	55416
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   952-593-9943

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b 2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07.	Submission of Matters to a Vote of Security Holders.

Buffalo Wild Wings, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 2, 2017. Set forth below are the proposals voted upon at the Annual Meeting and the preliminary voting results received from IVS Associates, Inc. (“IVS”), the independent inspector of election for the Annual Meeting. These results are preliminary only and are subject to change based on the certification of the final voting results by IVS. The Company will file an amendment to this Current Report on Form 8‑K to disclose the final voting results within four business days of receiving the final certified report from IVS.

The preliminary voting results from IVS for the proposals presented at the Annual Meeting are as follows:

1.    A proposal to elect members of the Board of Directors, thereby setting the number of members of the Board of Directors at nine. The preliminary vote was as follows:

Board of Directors Nominees

Nominee	For	Withheld	Broker Non-Vote
Cynthia L. Davis	4,578,050	44,933	55,670
Andre J. Fernandez	13,339,225	141,161	55,670
Janice L. Fields	13,338,503	141,883	55,670
Harry A. Lawton	13,302,107	178,279	55,670
J. Oliver Maggard	3,073,658	1,549,325	55,670
Jerry R. Rose	5,121,588	43,368	55,670
Sam B. Rovit	13,422,829	57,557	55,670
Harmit J. Singh	13,338,836	141,550	55,670

Marcato Capital Management (together with its affiliates and related parties, “Marcato”) Nominees

Nominee	For	Withheld	Broker Non-Vote
Scott O. Bergren	8,832,361	25,042	—
Richard T. McGuire III	8,828,239	29,164	—
Sam B. Rovit	13,422,829	57,557	55,670
Emil Lee Sanders	3,917,075	4,398,355	—

Based on the preliminary results, the nine directors elected at the meeting would be: Cynthia L. Davis, Andre J. Fernandez, Janice L. Fields, Harry A. Lawton, Jerry R. Rose, Sam B. Rovit, Harmit J. Singh, Scott O. Bergren and Richard T. McGuire III.

2.     A proposal to approve, on an advisory basis, the compensation of the Company’s executive officers as disclosed in the Company’s proxy statement distributed to shareholders in connection with the Annual Meeting. The proposal obtained advisory approval based on the following preliminary vote:

For	Against	Abstain	Broker Non-Vote
12,261,030	1,171,957	47,399	55,670

3.    An advisory vote to recommend the frequency of future shareholder votes on the compensation of the Company’s executive officers.  Advisory approval was obtained for the annual option based on the following preliminary vote:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Vote
11,460,094	55,054	1,924,300	40,938	55,670

Based on the results of this preliminary vote, the Board of Directors plans to include a shareholder vote on executive compensation in its proxy materials on an annual basis.

4.     A proposal to approve the 2017 Incentive Compensation Plan.  The proposal obtained approval based on the following preliminary vote:

For	Against	Abstain	Broker Non-Vote
11,915,212	1,511,271	53,903	55,670

5.    A proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The proposal obtained approval based on the following preliminary vote:

For	Against	Abstain
13,387,510	46,975	101,571

6.    A shareholder proposal to repeal any provision of or amendment to the Amended and Restated Bylaws of the Company adopted by the Board of Directors subsequent to May 21, 2009 and prior to the Annual Meeting without the approval of the Company’s shareholders. The shareholder proposal was approved based on the following preliminary vote:

For	Against	Abstain
8,821,104	27,274	9,025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUFFALO WILD WINGS, INC.

Date: June 8, 2017	By	/s/ Emily C. Decker
Emily C. Decker
Senior Vice President, General Counsel and Secretary